UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): March 8, 2006


                          Nyer Medical Group, Inc.
          (Exact Name of Registrant as Specified in its Charter)


         Florida                    000-20175             01-0469607
(State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                 File Number)         Identification
                                                          No.)

                  1292 Hammond Street, Bangor, Maine       04401
               (Address of principal executive offices) (Zip Code)

                                (207) 942-5273
              Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))







ITEM 8.01.  OTHER EVENTS

     Nyer Medical Group, Inc. ("Nyer Medical") is filing this current report on Form 8-K in order to have a comprehensive description of its securities set forth in a filing under the Securities Exchange Act of 1934 that is electronically accessible.

Description of Securities

     Nyer Medical is authorized to issue 25,000,000 shares of common stock, $0.0001 par value, and 2,505,000 shares of preferred stock, $0.001 par value, of which 5,000 shares are designated Class A Preferred Stock and 2,500,000 shares are designated Class B Preferred Stock. Of the Class B Preferred Stock, 1,000 shares of Series 1 Class B Preferred may be issued.

Common Stock

     Nyer Medical has 3,978,199 shares of common stock issued and outstanding. The holders of common stock are entitled to one vote per share on each matter submitted to a vote at any meeting of shareholders. Holders of common stock do not have cumulative voting rights, and therefore, a majority of the outstanding shares voting at a meeting of shareholders is able to elect the entire board of directors, and if they do so, minority shareholders would not be able to elect any members to the board of directors. Nyer Medical's bylaws provide that a majority of its issued and outstanding shares of each class or series of voting stock then entitled to vote constitutes a quorum for shareholders' meetings. A greater percentage would be required with respect to matters for which a greater percentage quorum would be required by statute.

     Nyer Medical's shareholders have no preemptive rights to acquire additional shares of common stock or other securities. Nyer Medical's common stock carries no conversion rights and is subject to redemption pursuant to Florida law. In the event of liquidation of Nyer Medical, in accordance with law, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities and the payment of liquidation preferences, if any.

     The board of directors of Nyer Medical may, from time to time, declare and pay dividends on its shares in cash, property or its own shares, except when Nyer Medical is insolvent or when the payment thereof would render Nyer Medical insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the articles of incorporation, subject to the following:

(a) Dividends in cash or property may be declared and paid, except as otherwise provided below, only out of the unreserved and unrestricted earned surplus of Nyer Medical or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

(b) Dividends maybe declared and paid in Nyer Medical's own treasury shares, if any.

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(c) Dividends may be declared and paid in Nyer Medical's own authorized but unissued shares out of any unreserved and unrestricted surplus of Nyer Medical upon the following conditions:

(1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2) If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the board of directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

(d) No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the articles of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e) A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of Nyer Medical shall not be construed to be a share dividend.

     Although the board of directors will issue shares only when required or when the board of directors considers such issuance to be in the best interests of Nyer Medical, the issuance of additional shares may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of shareholders.

     In April 2005, the Company issued, to certain investors, 193,237 shares of common stock at $2.07 per share. The net proceeds were $328,472 after expenses. The Company also filed a registration statement with the Securities and Exchange Commission (which became effective on November 29,
2005) to permit resales of the common stock by the investors, including the common stock issuable upon exercise of the warrants (noted below under "Stock Options and Warrants").

Preferred Stock

     Under Nyer Medical's articles of incorporation, there exist two (2) classes of preferred stock, Class A and Class B. Five Thousand (5,000) shares are designated Class A Preferred Stock (2,000 of which are issued and outstanding) and 2,500,000 shares are designated Class B Preferred Stock. Each share of Class A Preferred Stock has 1,000 votes on all matters at which shares of common stock are entitled to vote. Except as may be set forth in Florida law, Class A Preferred Stock has no other rights different than common stock. With respect to the Class B Preferred Stock, Nyer Medical's board of directors is authorized, without shareholder action (except as limited by Florida law), to issue preferred stock in one or more series and to fix the number of shares and rights, preferences and limitations of each
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series. Among the specific matters that may be determined by the board of directors are the dividend rate, the redemption price, if any, conversion rights, if any, the amount payable in the event of any voluntary liquidation or dissolution of the company and voting rights, if any. One thousand (1,000) shares of Series B Preferred Stock have been designated as Series 1 Class B Preferred Stock (all of which are issued and outstanding). The Series 1 Class B Preferred Stock is not convertible into common stock, but has voting rights equal to 2,000 shares of common stock. Other than as otherwise set forth in Florida law, in all other respects, the Series 1 Class B Preferred Stock is treated like common stock.

Stock Options and Warrants

     In October 1999, Nyer Medical issued 150,000 stock options to a third party in connection with consulting services provided. In December 2002, the 150,000 stock options were restructured to include a ten-year term and a repricing at $1.71 per share. The options have customary piggy-back registration rights with respect to any shares of common stock issuable upon exercise of options. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.). None of the options have been exercised.

     In October 1999, Nyer Medical granted Mr. Samuel Nyer, its president, 500,000 non-qualified options to purchase Nyer Medical's common stock at an exercise price of $6.437 per share. 250,000 of the options vested in October 1999, with the remaining having vested in October 2000. In December 2002, the term of such stock options was established as being ten years, expiring in 2012. The options have customary piggy-back registration rights with respect to any shares of common stock issuable upon exercise of options. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.). None of the options have been exercised.

     In April 2005, the Company granted to certain investors, warrants to purchase 53,320 common shares over a five-year period at an exercise price of $2.60 per share. The exercise price of the warrants are subject to adjustment for standard anti-dilution relating to stock splits, combinations and the like and for subsequent equity sales at a price less than the exercise price of the warrants.

     Nyer Medical has two stock option plans under which employees, consultants and directors may be granted options to purchase shares of Nyer Medical's common stock.

     The 1993 Stock Option Plan was amended in fiscal 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of Nyer Medical and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000. Except where a shorter period is required by law or under the 1993 Stock Option Plan for incentive stock options ("ISOs") (e.g., with respect to termination of employment, death or disability), each option under the 1993 Stock Option Plan shall be exercisable for a period of 10 years from the date of grant. Under the 1993 Stock Option Plan, except for non-qualified stock options

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which are not non-discretionary options provided to directors of Nyer Medical
("Certain Options") and certain ISOs, the exercise price is to be the fair market value (as defined in the 1993 Stock Option Plan) of the common stock of Nyer Medical on the date of the grant. With respect to Certain Options, a committee of the board of directors (the "1993 Committee") determines the exercise price. In the case of ISOs granted to those owning more than 10% of the total combined voting power of all classes of stock of Nyer Medical or of a related company, the exercise price shall not be less than 110% of the fair market value of the common stock on the date of grant and shall not be exercisable after the expiration of five years from the date of grant. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.).
All options under the 1993 Stock Option Plan vest in accordance to the requirements of the 1993 Committee, except as otherwise set forth in the 1993 Stock Option Plan. Options for 750,600 shares of common stock have been granted and all of such options have vested under the 1993 Stock Option Plan.

	The maximum aggregate number of shares of common stock available for award under the 2002 plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 Stock Option Plan, automatic options vest semi-annually to all directors and certain officers and expire in ten years from the date of grant ("Automatic Options"), whereas (a) ISOs would be exercisable for a shorter period where required by law and (b) a written agreement with respect to the options may state that options subject to such agreement expire earlier. With the exception of the vesting of Automatic Options noted above, vesting of all options with respect to the 2002 Stock Option Plan shall be as set forth in a written agreement in favor of each optionee. No option may be granted under the 2002 Stock Option Plan after the earlier of (a) ten (10) years from the effective date of the plan (which was in 2002), or (b) the termination of the plan pursuant to the plan (e.g., by election of the board of directors). Under the 2002 Stock Option Plan, except for non-qualified stock options which are not Automatic Options ("Other Options"), the exercise price is not to be less than the Market Price (as defined in the 2002 Stock Option Plan) of the common stock of Nyer Medical on the date of the grant. With respect to Other Options, a committee of the board of directors determines the exercise price. In the case of ISOs granted to those owning more than 10% of the total combined voting power of all classes of stock of Nyer Medical or of a subsidiary, the exercise price shall not be less than 110% of the Market Price of the common stock on the date of grant. Adjustments are to be made with respect to the exercise price of the options and/or the number of shares issuable upon exercise of the options upon the occurrence of certain events (e.g., stock dividends, stock splits, etc.). Options for 810,000 shares of common stock have been granted and 788,000 of such have vested under the 2002 Stock Option Plan.











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     The following table summarizes stock options outstanding and exercisable as of March 8, 2006:

                   Outstanding stock options       Exercisable stock options
                   -------------------------       -------------------------
                       Weighted                        Weighted
                       average      Weighted           average     Weighted
Exercise               remaining    average            remaining   average
price                  contractual  exercise           contractual exercise
range             Shares    life      price       Shares     life    price
-----             ------    ----      -----       ------     ----    -----

$ 1.29-$1.95      782,000    8.3      $ 1.70      776,000     8.3    $ 1.70
$ 2.10-$3.52      104,000    3.7      $ 2.84       88,000     3.7    $ 2.82
$ 4.75 $6.88      638,600    6.6      $ 6.24      638,600     6.6    $ 6.24
$16.75             36,000    3.1      $16.75       36,000     3.1    $16.75

Certain Article and Bylaw Provisions

    Nyer Medical's articles of incorporation divide the members of the board of directors into three classes of directors, with each class to be as nearly equal in number of directors as possible, serving staggered, three-year terms. The number of directors to be elected at each annual meeting shall be equal to the number of directors of the class whose terms are expiring and those directors elected at such meeting shall hold office until the third succeeding annual meeting of shareholders. At each annual meeting of the shareholders after each class has been elected for a three year term, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

     Any vacancies in the board of directors for any reason, and any board seats resulting from an increase in the number of directors, may be filled by the board of directors, acting by the majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next annual election of the class for which such directors have been chosen and until their successors shall be elected and qualified.

     Nyer Medical shall nominate persons to serve as members of the board of directors upon the expiration of the term of each class of directors, which nominations shall be submitted to the shareholders at the annual meeting of shareholders for approval. Advance notice of shareholder nominations for the election of directors and of business to be brought by the shareholders before any meeting of the shareholders of Nyer Medical shall be given in a manner provided in the bylaws of Nyer Medical.

     The articles of incorporation provide that, notwithstanding any other provision of the articles of incorporation or the bylaws, it shall require the affirmative vote of either (i) 75% of the voting power of each class entitled to vote to remove one or all of the directors and then only "with cause" or (ii) 66-2/3% of the voting power of each class entitled to vote cast at a meeting of the shareholders called for that purpose and a majority of the "disinterested directors" to remove one or all of the directors only "with cause". "Cause" is defined as (a) a conviction of a felony regardless of whether it relates to Nyer Medical or its securities; (b) declaration of

                                  6
incompetence or unsound mind by court order; or (c) commission of an action which constitutes intentional misconduct or a knowing violation of law.

     The power of shareholders to consent in writing to the taking of any action in lieu of an annual or special meeting of shareholders of Nyer Medical is specifically denied unless such consent shall be signed by the holders of at least two-thirds of the voting power of the capital stock entitled to vote on such matters.

     The foregoing provisions of the articles of incorporation noted above which give holders of the Class A Preferred Stock and the Series 1 Class B Preferred Stock superior voting power may tend to deter any potential unfriendly offers or other efforts to obtain control of Nyer Medical that are not approved by its board of directors and thereby deprive the shareholders of opportunities to sell shares of common stock at prices higher than the prevailing market price. On the other hand, these provisions may tend to assure continuity of management and corporate policies and to induce any person seeking control of Nyer Medical or a business combination with it to negotiate on terms acceptable to Nyer Medical's then-elected board of directors.




































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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         Nyer Medical Group, Inc.


 Date: March 8, 2006                     By: /s/ Karen L. Wright
                                                 Karen L. Wright
                                                 Chief Executive Officer











































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